Investor Presentation

May 2017

OTCQB: PPCH

Forward Looking Statement

Any statements set forth above that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect management's current expectations and involve certain risks and uncertainties. Forward looking statements include statements herein with respect to the successful development and growth of the Company's business in the U.S. and abroad, about which no assurances can be given. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors. Factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the "Risk Factors" described in the Company's filings with the Securities and Exchange Commission.

The Company's further development is highly dependent on future medical and research developments and market acceptance, which is outside its control. This Presentation of Propanc was developed by the Company, is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock. This Presentation is based upon information available to the public, as well as information from other sources which management believes to be reliable but is not guaranteed by Propanc as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice

About Propanc

- Propanc is a clinical stage biopharmaceutical company focused on developing new cancer treatments for patients suffering from solid tumors such as pancreatic, ovarian and colorectal cancers.
- The Company has developed a formulation of anti-cancer compounds which exert a number of effects designed to control or prevent tumors from recurring and spreading throughout the body.
- Propanc's products involve or employ proenzymes, which are inactive precursors of enzymes.

PRP

Trypsinogen / Chymotrypsinogen I.V Injection

Are there natural elements in our body that help fight cancer?

Yes: enzymes stimulate biological reactions in the body. Especially enzymes secreted by the pancreas, essential for digestion of proteins and fats.

Pancreatic Enzyme Therapy: A story with promising implications

Over 100 years ago, Professor John Beard proposed that pancreatic enzymes represents the body's primary defence against cancer.

Since then, scientific experts have endorsed Beard´s hypothesis with encouraging data from patient treatment.


PANCREATIC SECRETION:
Trypsinogen
Chymotrypsinogen
Pancreatic lipase and amylase
DUODENUM
PANCREAS
Pancreatic acinus

What is PRP?

- Mixture of two proenzymes, trypsinogen (T) & chymotrypsinogen (C) from bovine pancreas.
- A synergistic ratio of 1:6 inhibits growth of most tumor cells.
- Examples include ovarian and colorectal cancers.
- Have also shown efficacy in kidney, breast, brain, prostate, lung, liver, uterine and skin cancers.



[Trypsinogen]
[Chymotrypsinogen]



A2780 - Ovarian
RFU +/- SEM
12000.00
10000.00
8000.00
6000.00
4000.00
2000.00
0.00
control
1x Trypsinogen
1:1
1:2
1:4
1:6
1:8
1:10
Chymotrypsinogen
Combination



HCT-15 - Colorectal
RFU +/- SEM
10000.00
9000.00
8000.00
7000.00
6000.00
5000.00
4000.00
3000.00
2000.00
1000.00
0.00
control
1x Trypsinogen
1:1
1:2
1:4
1:6
1:8
1:10
Chymotrypsinogen
Combination

Induces Cell Differentiation

- PRP induces cell differentiation, converting cancerous cells into normal cells.
- Evidence showing colorectal & pancreatic cancer cells exhibit normal cell behaviour, post treatment.
- Enforces the return of tumor cells to normal pathways of a differentiated cell.


a
b
c
d
*

Caco2 cells untreated (a) and treat (b-d). In (b) numerous microvilli can be seen. Panels (c) and (d) show tight junction (arrow heads), desmosomes (arrows) and increment in glycogen deposits (asterisk)


a
b
c
d
e
f

Proenzyme treatment induces aggregation of Panc1 cells. (a and d) are evenly distributed in a monolayer culture, whereas treated cells (b, c, e and f) cluster and form aggregates)

Cells Re-differentiated

- How do we know pancreatic cancer cells are differentiated?
- PRP increases in number of insulin & glucagon secreting cells significantly , an important function of normal pancreas cells.
- Results show pancreatic cancer cells are differentiated post treatment.



insulin
glucagon
insulin/glucagon
a
b
c
d
e
f
g
h
i

Immunofluorescent detection of insulin, glucagon and insulin/glucagon in untreated (a and b) and (pro)enzyme treated (c–i) Panc1 cells. Panels (g) and (h) are the same as (d) and (e), respectively, showing only the green channel to clearly identify the insulin and glucagon distributions. In (c, f and i) co immunostaining of insulin and glucagon is shown. The merged image (i) shows that both markers do not co-localize. Representative pictures from three independent experiments are shown. Original magnification 40× for all the panels

Inhibits Angiogenesis, *In Vitro*

- HUVEC cells grown in presence of PRP at 2 different concentrations.
- Significantly inhibits blood vessel formation (A+C).
- Cells remain viable, post treatment (B).


A
CTR
PRP (0.5x)
PRP (1x)
5 h
24 h
B
CTR
PRP
C
Blood vessel formation %
120%
100%
80%
60%
40%
20%
0%
CTR
PRP (0,5x)
PRP (1x)

In Vivo Efficacy, Human Ovarian Cancer Cells in Nude-*Foxn1^{nu}* Mice, Day 21

Orthotropic Ovarian Tumours A2780, N = 12


Control Group (PBS)


T/C: 27.5/165 mg/kg


Tumour Weight (mg) ± SEM
3000
2500
2000
1500
1000
500
0
PBS
T/C 9.1/54 mg/kg
T/C 27.5/165 mg/kg
T/C 83.3/500 mg/kg

- There was significant ($p \leq 0.05$) reduction in mean tumour weight in animals treated with mid- and low-dose T/C (47.9% & 53.6%, respectively) compared with Vehicle Control.

In Vivo Efficacy, Mouse Pancreatic Tumor Cells in C57BL/6 Mice, Day 26

Orthotropic Pancreatic Tumours Pan 02, N = 10

Control Group (PBS)



T/C: 83.3/500 mg/kg





Tumour Weight (mg) ± SEM
350
300
250
200
150
100
50
0
PBS
T/C
27.5/165
(mg/kg)
T/C
83.3/500
(mg/kg)

- There was significant ($p \leq 0.05$) reduction in mean tumour weight in animals treated with high-dose (85.9%) compared with Vehicle Control.

Initial Safety Profile Evaluated

- 14 day, *in vivo* toxicity of Trypsinogen and Chymotrypsinogen A, 1:6 ratio, daily repeated intravenous tail vein injection in rats, evaluated.
- All dose levels well tolerated.
- Not associated with any morbidity or clinical signs of toxicity.
- Significant increases observed in high-dose combination (Group 10) in:
  - Creatinine;
  - Blood urea nitrogen levels;
  - Organ and kidney weights.
- Dose-dependent renal tubular toxicity observed with histopathology findings.
- NOAEL for combination of C and T was 8.4/50.1 mg/kg/day.

Group	Test Article	Treatment
1	PBS	5 mL/kg, i.v.
2	Trypsinogen	8.4 mg/kg in 5 mL/kg, i.v.
3	Chymotrypsinogen A	50.1 mg/kg in 5 mL/kg, i.v.
4	Trypsinogen/Chymotrypsinogen A	8.4/50.1 mg/kg in 5 mL/kg, as a single i.v. injection
5	Trypsinogen	26.4 mg/kg in 5 mL/kg, i.v.
6	Chymotrypsinogen A	158.2 mg/kg in 5 mL/kg, i.v.
7	Trypsinogen/Chymotrypsinogen A	26.4/158.2 mg/kg in 5 mL/kg as a single i.v. injection
8	Trypsinogen	83.3 mg/kg in 5 mL/kg, i.v.
9	Chymotrypsinogen A	500 mg/kg in 5 mL/kg, i.v.
10	Trypsinogen/Chymotrypsinogen A	83.3/500 mg/kg in 5 mL/kg as a single i.v. injection

* A total of 13 doses were administered to each group between Study Days 0 and 13; one dose was not administered to each group due to severe weather conditions that prevented staff travel (Initiation of dosing for each group was staggered over 10 days to allow adequate time for termination requirements on each termination day.

IR Dye Labelled Detection Method

- Proenzymes labelled with IR-dye 800CW (NHS ester) infrared dye forming stable conjugate.
- Method developed to analyse movement and distribution of trypsinogen and chymotrypsinogen in blood plasma.



Image animals immediately post injection
Image animals 2 hrs post injection
Image animals 24 hrs post injection

PK Profile Investigated

- Movement of proenzymes in the blood.
- T & C share similar profiles.
- Peak conc. btw 5 min and 1hr and T½ life 1.5hrs approx.


IRDye-800 CW labeled Trypsinogen in Rat Plasma (ugrams)
0.70
0.53
0.35
0.18
0.00
-1
0
1
2
3
4
5
Time (post dose administration, hr)


IRDye-800 CW labeled Chymotrypsinogen in Rat plasma (ugrams)
4.000
3.000
2.000
1.000
0.000
-1
0
1
2
3
4
5
Time (post dose administration, hr)

Compassionate Use Data – 46 Patients

- 46 terminal patients (UK & AUS) administered two proenzymes plus amylase via suppository.
- 16 patients significantly exceeded life expectancy.
- Response rate comparable to cytotoxic or immunologic approaches, Phase I.
- No severe or even serious adverse effects.
- Most showed improved quality of life/ relief of symptoms.
- Increase in exposure may result in better therapeutic efficacy.

Patient Condition	Life Expectancy[1]	Survival[1]
Pancreas Carcinoma	**2**	**8**
Bladder, Ovarian	**4**	**11**
Stomach Cancer	2	8
Non-Hodgkin Lymphoma	2	9
Ovarian Cancer	**6**	**12[2]**
Mesothelioma	3	9
Ovarian Cancer	**6**	**11**
Prostate Cancer	1	5
Breast Cancer	6	9[3]
Neuro-endocrine Tumor	10	17[4] (24[5])
Colorectal Cancer	**6**	**17[4] (40[5])**
NSCLC	3	5
Ovarian Cancer	**12**	**17[4] (38)**
Gastric Cancer	3	7
Prostate Cancer	12	14[4]
Prostate Cancer	12	12[4]
Pancreas Carcinoma	**3**	**7[4]**

1. In mos., 2. Treatment stopped after 12 mos., 3. Treatment stopped after 9 mos., 4. Patient still alive at time of reporting, 5. Patient later underwent chemotherapy

A New Frontier

Anti-Cancer Stem Cell Therapy

Cancer Stem Cells – Frontier

- Conventional therapies kill replicating cancer cells, but deep inside tumors are cells that develop resistance, called cancer stem cells (CSCs).
- They are not killed by standard treatment & can remain dormant.
- They migrate to other organs & cause spreading of the tumor.
- **To achieve total victory, we need to eradicate cancer stem cells (CSCs).**



Key Points for CSCs



- They do not replicate
- They are not killed by conventional therapies
- Tumor suppressor genes, like guardians, in a normal cell detect mutations and prevent malignancies, but are silenced in CSCs
- The EMT program is switched on, promoting metastasis, which is **the main cause of patient death from cancer**.

Epithelial Mesenchymal Transition (EMT)

- EMT is a normal biological event during embryogenesis & organ development.
- Associated with wound healing & tissue repair.
- When turned on in CSCs, cancer cells lose contact with neighbouring cells and may potentially invade and metastasize, life threatening.
- When activated, the EMT program expresses specific genes whilst others are suppressed.

PRP Suppresses Cancer Stem Cells



- PRP is a patented approach that:
  - Inhibits tumor metastasis and relapse.
  - Complements conventional anti-cancer therapies.
  - Is safe at specified dosages with minimal toxicity
  - Is not cytotoxic

CSC Sphere Formation Blocked

- An important feature of CSC's is to from spheres when seeding new tumors.
- PRP destroys primary spheres and suppresses ability of CSCs to form secondary spheres.



A
Primary Spheres
No. of spheres
35
30
25
20
15
10
5
0
Pancreatic
Neuroblastoma
BXPC3-CTL
BXPC3-PRP
SK-N-SH-CTL
SK-N-SH-PRP
B
Secondary Spheres
No. of spheres
40
35
30
25
20
15
10
5
0
BXPC3-CTL
BXPC3-PRP
SK-N-SH CTL
SK-N-SH-PRP

BXPC3 = Pancreatic, SK-N-SH = Neuroblastoma

PRP Regulates the EMT



EMT INTRACELLULAR
SIGNALLING NETWORKS
TGF-β
Smad2
Smad3
Dsh
GSK-3β
EMT
Transcription
Factors
Ras
Fzd
Growth factors
EMT
PRP PROMOTES
EMT REVERSION AND
CELL DIFFERENTIATION
METASTASIS
Cells become
differentiated
Proteins responsible for
cell to cell contact
are expressed
PRP HAS ANTI-CANCER EFFECTS,
BLOCKING TUMOR GROWTH AND
AGGRESSIVE DISSEMINATION

- Exerts a potent anti-EMT effect in CSCs

Key Signalling Pathways Altered

- Reprograms CSC gene expression to reduce malignancy and invasiveness, so they die naturally.
- Promotes expression of E-cadherin and decreases expression of N-cadherin & vimentin mesenchymal markers.
- Strongly inhibits Slug, a transcription factor associated with tumor metastasis and angiogenesis.



B
Relative Fold Expression
BxPC3
1,6
1,4
1,2
1
0,8
0,6
0,4
0,2
0
*
**
**
**
E CAD
N CAD
SLUG
VIMENTINE
CTR
PRP
A2780
2,5
2
1,5
1
0,5
0
**
**
**
E CADHERIN
N CADHERIN
SLUG
VIMENTIN
CTR
PRP

A New Anti-CSC Therapy

- We have demonstrated (*in vitro*) that PRP dramatically reverses the EMT.
- By reversing the EMT, PRP:
  - Stops tumor progression;
  - Represses the CSC population.
- Potent indicators that PRP is an anti-CSC therapy.



Potential Over Competing Therapies

- Does not have adverse effects – safe for us.
- Does not target replicating cells, so will not affect healthy cells and will suppress undesirable effects from cancer.
- But, why not? Because PRP regulates expression of genes that triggers dominant pathways which are turned on in CSCs, but not turned on in healthy cells.
- PRP forces CSCs become benign!



Corporate Strategy

Future Landscape

International R&D Partnerships

Partner	Scope
University of Bath	Joint IP ownership and Commercialization Agreement.
Universidad de Jaén; Universidad de Granada; FIBAO (Fundación Pública Andaluza para la Investigación Biosanitaria de Andalucía Oriental)	Joint research collaboration: - Drug discovery oncology program - New compound screening - Translational research - Clinical development
VIVOPHARM	*In vivo* efficacy, safety toxicokinetic studies & bioanalytical assays

Propanc Innovation & Intellectual Property

- Six patent applications covering several important discoveries regarding proenzymes and their anti-cancer effects.

Title	Country	Case Status	Date Filed
A pharmaceutical composition for treating cancer comprising trypsinogen and/or chymotrypsinogen and an active agent selected from a selenium compound, a vanilloid compound and a cytoplasmic reduction agent.	Australia, Japan, Indonesia, Israel, New Zealand, Singapore and South Africa USA Brazil, Canada, China, Europe, Malaysia, Mexico, Republic of Korea, USA	Granted Allowed Under Examination	Oct-22-2010
Proenzyme composition	PCT	Application filed and pending	Nov-11-2016
Compositions and their use for manufacturing a medicament for treating cancer	Spain	Application filed and pending	Dec-22-2016
Compositions and their use for manufacturing a medicament for treating cancer	Spain	Under examination	Jan-29-2016
Cancer Treatment	PCT	Application filed and pending	Jan-27-2017
Composition of proenzymes for cancer treatment	USA	Application filed and pending	Apr-12-2016

PRP Entering Pre-Commercialization Development Phase

- Successful scientific advice meeting with MHRA (UK), Apr, 2016.
- Current activities:
  1. 28 day safety toxicokinetic study completed
  2. GLP-compliant 28 day repeated dose toxicity study completed
  3. Development of bioanalytical animal and human assays underway
  4. Investigational Medicinal Product (IMP) manufacture ongoing
  5. Phase IIa study in advanced cancer patients, solid tumors, early 2018
  6. Initiation of partnering discussions anticipated during Phase IIa

Development Timelines


2016
2017
2018
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Non-Clinical Development
IMP Manufacture
Obtain Regulatory Approval for F.I.H.
Phase IIa Patient Trials

12 Month Financial Plan

- Complete IMP Manufacture and submit CTA for PRP.
- Initiate drug discovery program for POP1.

Activity	Cost US$M
General & Administrative:	1.50
Balance Sheet Restructure	2.00
Clinical Development (PRP):	
Bioanalyticals	0.25
IMP Manufacture	1.50
Regulatory (IMPD, CTA)	0.50
Drug Discovery (POP1):	
Molecular target I.D/ Drug candidate screening	0.25
Total:	**$6.0M**

PRP Manufacture for Human Use - Update

- IMP will consist of 2 proenzymes from natural sources, purified and polished.
- Current status of activities:
  - Isolation process for both proenzymes established and scaled up.
  - Proenzymes extracted, precipitated and lyophilized, serving as starting material for the GMP manufacturing process.
  - Starting material characterized for identity and impurities.
  - Analytical methods for controlling quality of starting material nearly fully established.
  - After purification process is established and scaled up, process transferred to GMP suite where the IMP will be produced.

Significant Market Opportunity

- **80% of ALL cancers are solid tumors:**
  - Initially target pancreatic, ovarian & colorectal tumors.
  - 780,702 global deaths, combined, in 2012 (WHO).
  - $14B combined market segment by 2020 (GBI Research)
  - With a high mortality rate, substantial need for new, clinically proven treatments exists.
  - Seek orphan drug designation protection for niche indications.

Future Combined Markets in 2020, GBI Research ($$Billions)



$2.9
$1.9
$9.4
colorectal
pancreatic
ovarian

Global Market to reach $150B in 2020 "IMS Health"

Partnering/ Licensing Opportunity

- Propanc is seeking a licensing or strategic partner
- Worldwide Rights are available
- The partner should have the following characteristics:
  - Ability to complete the required clinical trials for approval, in all indications
  - Expertise with regulatory approval processes
  - Ability to commercialize the product globally
  - Interest in indications where PRP has shown efficacy, led by pancreatic, ovarian, and colorectal cancers.

Drug Development & Clinical Expertise



Mr James Nathanielsz
Chief Executive Officer

- Director & C.E.O, Oct '07.
- 20 yrs. experience in R&D, Manufacturing & Distribution, including 10 yrs. in oncology
- Bachelor of Applied Science (Biochemistry/ Applied Chemistry) & Master of Entrepreneurship & Innovation, Swinburne University, Melbourne, Australia.



Dr Julian Kenyon
Chief Scientific Officer

- Co-Founder & Director, Feb '08.
- Medical Director of the Dove Clinic for Integrated Medicine, UK, since 2000.
- Bachelor of Medicine & Surgery & Doctor of Medicine , University of Liverpool.
- Primary Fellow of the Royal College of Surgeons, Edinburgh for over 40 years.



Prof. Klaus Kutz
Chief Medical Officer

- 15 yrs. experience as consultant in Clinical Pharmacology & Safety in oncology.
- 12 yrs. experience Head of Clinical Pharmacology in 2 multinational pharma companies.
- Specialist for Internal Medicine, Gastroenterology & Clinical Pharmacology.
- Professor of Medicine, University of Bonn, Germany.

Medical and Scientific Advisory Board

Professor John Smyth

Univ. of Edinburgh

Professor Emeritus Medical Oncology & Honorary Assistant Principal Cancer Research Development, Univ. of Edinburgh.

Chair, Expert Advisory Group for Oncology & Hematology for the Commission of Medicines. Serves on the Expert Advisory Group to the EU Drug Licensing Board.

Dr Joseph Chalil

Boehringer Ingelheim

Associate Director, Fellow of American College of Healthcare Executives, Expert in US Healthcare Policy, Chairman of Global Clinical Research and Trial Network of American Association of Physicians of Indian Origin (AAPI).

Dr Ralf Brandt

vivoPharm/ RDDT

CEO and Co-Founder of vivoPharm. Formerly led the Tumor Biology program at Novartis Pharma AG. More than 15 years of experience in leading research programs in experimental oncology.

Dr Macarena Perán

Univ. of Jaén

Reader in Anatomy, collaborating with the Institute for Regenerative Medicine and Pathobiology (IBIMER).

Dr Juan Marchal Corrales

Univ. of Granada

Professor of Anatomy and Embryology at the Faculty of Medicine, member of the standing committee of the Scientific council and coordinator of Area Research in the Biosanitary Institute of Granada (IBS.Granada), Board member of IBIMER.

Dr Maria Garcia

University Hospital

Leads the competitive research contract from the National Health System to lead translational cancer research in the University Hospital Complex of Granada.

Increasing Shareholder Base with Upside Potential

Ticker:	OTCQB:PPCH
Status:	Fully Reporting
Shares (O/S):	3.66M
Price*:	$1.72
Mkt Cap*:	$6.29M
Ave Daily Vol. (3m):	18,634
52 Week Range:	$8.00 – 1.00
Clinical Comparisons:	OMED = $148.24M, STML = $216.72M, VSTM = $78.61M

**As of May 4, 2017*



Thank You!

May 2017

Consulting for Strategic Growth 1

Stanley Wunderlich

212-682-6300

swunderlich@cfsg1.com

Propanc Biopharma, Inc.

302/6 Butler Street, Camberwell, Victoria, 3124, AUSTRALIA

propanc.com